Exhibit 1.01

DASAN ZHONE SOLUTIONS, INC.

CONFLICT MINERALS REPORT

For the Reporting Period from January 1, 2019 to December 31, 2019

This Conflict Minerals Report (this “Report”) of DASAN Zhone Solutions, Inc. for the year ended December 31, 2019 has been prepared pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule imposes certain reporting obligations on every registrant having conflict minerals that are necessary to the functionality or production of a product manufactured by the registrant or contracted by the registrant to be manufactured. Please refer to the Rule, Special Disclosure Report on Form SD (“Form SD”) and the 1934 Act Release No. 34-67716 (August 22, 2012) for definitions of the terms used in this Report, unless otherwise defined herein. This Report does not address any conflict minerals that were “outside the supply chain” prior to January 31, 2013, as any such conflict minerals are exempted under the Rule and Form SD. References in this Report to “we,” “us” and “our” mean DASAN Zhone Solutions, Inc. and our consolidated subsidiaries.

Overview

We are a global provider of ultra-broadband network access solutions and communications platforms deployed by advanced Tier 1, 2 and 3 service providers and enterprise customers. We provide a wide array of reliable, cost-effective networking technologies, including broadband access, Ethernet switching, mobile backhaul, Passive Optical LAN and software-defined networks, to a diverse customer base that includes more than 1,200 customers in more than 120 countries worldwide.

Our ultra-broadband solutions are focused on creating significant value for our customers by delivering innovative solutions that empower global communication advancement by shaping the internet connection experience. Every connection matters, and the first connection to the internet and cloud services applications matters the most. Our principal focus is centered around enabling our customers to connect everything and everyone to the internet-cloud economy via ultra-broadband connectivity solutions.

We research, develop, test, sell, manufacture and support platforms in five major areas: broadband access, mobile fronthaul/backhaul, Ethernet switching with Software Defined Networking (“SDN”) capabilities, new enterprise solutions based on Passive Optical LAN (“POL”), and new generation of SDN / Network Function Virtualization (“NFV”) solutions for unified wired and wireless networks. We have extensive regional development and support centers around the world to support our customer needs.

In accordance with the Rule and Form SD, we have therefore conducted a reasonable country of origin inquiry (“RCOI”) to determine whether any conflict minerals in our products in 2019 originated in the Democratic Republic of Congo (“DRC”) or an adjoining country (collectively, “Covered Countries”) or are from recycled or scrap sources. Based on our RCOI, we have reason to believe that necessary conflict minerals contained in our products may have originated in the Covered Countries and have reason to believe that such necessary conflict minerals may not be from recycled or scrap sources. Accordingly, we have conducted due diligence on the source and chain of custody of those conflict minerals.

Design of Conflict Minerals Program

We designed our due diligence measures to conform in all material respects with the internationally recognized due diligence framework set forth in The Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, and the related Supplements for gold, tin, tantalum and tungsten (collectively, the “OECD Guidance”). The OECD Guidance specifies that the requirements for compliance should reflect a company’s position in the supply chain. In particular, the OECD Guidance states that the implementation of due diligence should be tailored to a company’s activities and relationships and that the nature and extent of due diligence may vary based on a company’s size, products, relationships with suppliers and other factors. Due to practical difficulties associated with supply chain complexities, the OECD Guidance advises that downstream companies exercise due diligence primarily by establishing controls over their immediate suppliers. We are a downstream supplier, many steps removed from the mining of conflict minerals. Accordingly, we rely primarily on our “tier 1” (direct) suppliers to provide information with respect to the origin of the conflict minerals contained in the components and materials supplied to us.

Our conflict minerals program has been designed to address each of the five steps in the OECD Guidance due diligence framework as they relate to our position as a “downstream” purchaser in the conflict minerals supply chain, namely:

•

Establish strong company management systems: We have established company management systems regarding conflict minerals. In particular, we have established a cross-functional compliance team to execute and manage our conflict minerals program, which comprises representatives from our manufacturing, purchasing and finance departments. This compliance team reports directly to our Chief Financial Officer.

•

Identify and assess risks in our supply chain: We have developed and implemented a risk management plan to identify and assess risks in our supply chain. Namely, we identify our tier-1 suppliers and conduct an annual supply chain survey using the Conflict Minerals Reporting Template (the “CMRT”). We have elected to use the CMRT to elicit supply chain information from our suppliers because (1) it provides information critical to our due diligence efforts (including the conflict minerals contained in the components and materials supplied to us and the identity of smelters and refiners in the supplier’s own supply chain), and (2) it is a commonly used tool across many industries, thus easing the burden on our suppliers. In reviewing all of the diligence data we received (whether from completed CMRTs, responses to our inquiries or otherwise), we assessed the reasonableness of data and checked for the presence of “red flags.” We consider red flags to be obvious indications or circumstances that indicate the supplier disclosure is inaccurate or improper and thus, may not be reliable. Factors we took into account in identifying and assessing supplier risk included the failure of a supplier to respond to our inquiries, inadequacies and inconsistencies in, or incompleteness of, a supplier’s responses, absence of smelter data or sourcing information for suppliers that indicated conflict minerals may be present in their products, or suppliers that indicated conflict minerals in their products may be sourced from Covered Countries.

•

Design and implement a strategy to respond to identified risks in our supply chain: We have developed processes to assess and respond to the risks identified in our supply chain. Our cross-functional compliance team manages the due diligence of our supply chain and monitors, tracks and evaluates supplier responses to our due diligence efforts. The primary risks we have identified during our due diligence activities to date relate to the inadequacy of the responses and information received from our suppliers. To address these risks, we are continuing to engage with our suppliers to elicit better information regarding the conflict minerals in our supply chain, and to encourage suppliers to properly complete and return the CMRT.

•

Utilize independent third-party audits of smelters and refiners: We do not have direct relationships with any smelters or refiners and accordingly do not directly audit any smelters or refiners in our supply chain. Instead, we rely on the third-party audits of smelters and refiners conducted as part of the Responsible Minerals Initiative’s (“RMI”) third party audit program: the Responsible Minerals Assurance Process (the “RMAP”). The RMAP uses independent private sector auditors to audit the source, including mines of origin, and chain of custody of the conflict minerals used by smelters and refiners that agree to participate in the program. The smelters and refiners that are found by the RMAP to be compliant are those for which the independent auditor has verified that the smelter and/or refiner does not process conflict minerals that have originated from mines in the Covered Countries that directly or indirectly financed or benefited armed groups.

•

Report publicly on our supply chain due diligence: We have published our Form SD for the year 2019 and this Report on our website at https://investor-dzsi.com/investor-relations/faq/ and have also publicly filed our Form SD for the year 2019 (which includes this Report) with the Securities and Exchange Commission.

Due Diligence Performed

To determine whether necessary conflict minerals in our products in 2019 originated in Covered Countries, we contacted tier-1 suppliers based on procurement spend representing approximately 95% of our total expenditures in 2019 on components and materials used in the products that we manufacture and provided them with a copy of the CMRT to complete and return to us. Follow-up requests were sent to suppliers who did not respond. We then reviewed the responses received to identify risks and determine the country of origin of conflict minerals. Where smelters and refiners were identified by our suppliers, we compared these to the RMI’s standard smelter name list to verify whether the smelters and refiners had been validated by the RMAP as legitimate smelters and refiners, and to determine whether the smelters and refiners had been identified as compliant (i.e., that the conflict minerals processed or refined by that smelter or refiner did not directly or indirectly finance or benefit armed groups in Covered Countries).

The primary risks we identified with respect to the reporting period ended December 31, 2019 related to inconsistencies or inadequacies in, or the incompleteness of, suppliers’ responses to the CMRTs, and the associated difficulties in identifying the smelters and refiners in our supply chain.

Future Steps to Mitigate Risk

We intend to continue to take steps to mitigate the risk that our necessary conflict minerals may benefit armed groups and to improve our due diligence processes. Due diligence is an ongoing, proactive and reactive process, and we are continuing to work with our suppliers to identify and prevent or mitigate any risks of adverse impacts associated with conflict minerals. With respect to necessary conflict minerals contained in our products in 2019, we expect to continue working with our suppliers to communicate our expectations with respect to conflict minerals sourcing and to improve the quality and detail of their conflict minerals reporting to help us determine the existence and origin of conflict minerals in our supply chain.

Smelters and Refiners

Attached as Appendix A is a list of the smelters and refiners identified to us by our tier-1 suppliers as facilities that process conflict minerals contained in their products that we were able to validate, based on RMI and RMAP information, as being valid smelters or refiners. We indicate in the attached Appendix A smelters and refiners that are conformant with and active participants in the RMAP assessment protocols. Since the majority of our tier-1 suppliers reported smelter and refiner information at the company or division level and not at the product level, we do not know with any certainty that the listed smelters and refiners processed any conflict minerals that were used in the parts and components we purchased. We have determined that requesting our tier-1 suppliers to complete the CMRT represents our reasonable best efforts to determine the mines or locations of origin of the conflict minerals in our supply chain.

Forward-Looking Statements

This Report contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations and reflect the beliefs and assumptions of the Company’s management as of the date hereof. These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this Report that are not historical facts, as well as statements identified by words such as “believe,” “continue,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” variations of such words, and similar expressions. Actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, the effects of COVID-19 on international commerce generally, or our business specifically, including as a result of travel bans related thereto, disruption of supply chain and softening of demand for our products. In addition, please refer to the risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason. However, the information included on our website and other materials referenced in this Report are not incorporated by reference in this Report.

Appendix A

Metal	Smelter / Refiner Name	Smelter Country	RMAP Conformant Smelters & Refiners	Active Smelters & Refiners
Gold	8853 S.p.A.	ITALY	Yes	No
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	No	No
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Yes	No
Gold	African Gold Refinery	UGANDA	No	No
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Yes	No
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Yes	No
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Yes	No
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Yes	No
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Yes	No
Gold	Argor-Heraeus S.A.	SWITZERLAND	Yes	No
Gold	Asahi Pretec Corp.	JAPAN	Yes	No
Gold	Asahi Refining Canada Ltd.	CANADA	Yes	No
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Yes	No
Gold	Asaka Riken Co Ltd	JAPAN	Yes	No
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	No	No
Gold	AU Traders and Refiners	SOUTH AFRICA	Yes	No
Gold	Aurubis AG	GERMANY	Yes	No
Gold	Bangalore Refinery	INDIA	Yes	No
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Yes	No
Gold	Boliden AB	SWEDEN	Yes	No
Gold	C. Hafner GmbH + Co. KG	GERMANY	Yes	No
Gold	Caridad	MEXICO	No	No
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Yes	No
Gold	Cendres + Metaux S.A.	SWITZERLAND	Yes	No
Gold	CGR Metalloys Pvt Ltd.	INDIA	No	No
Gold	Chimet S.p.A.	ITALY	Yes	No
Gold	China's Shandong Gold Mining Co., Ltd	CHINA	No	No
Gold	Chugai Mining	JAPAN	No	No
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	No	No
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	No	No
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	No	No
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	No	No
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	No	No
Gold	DODUCO Contacts and Refining GmbH	GERMANY	Yes	No
Gold	Dowa	JAPAN	Yes	No
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Yes	No
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Yes	No
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Yes	No
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	No	No
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	No	No
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	No	No
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	No	No
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Yes	No
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Yes	No
Gold	Guangdong Jinding Gold Limited	CHINA	No	No
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	No	No
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	No	No
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	No	No

Gold	Heimerle + Meule GmbH	GERMANY	Yes	No
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	CHINA	No	No
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Yes	No
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Yes	No
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	No	No
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	No	No
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	No	No
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Yes	No
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	No	No
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Yes	No
Gold	Istanbul Gold Refinery	TURKEY	Yes	No
Gold	Italpreziosi	ITALY	Yes	No
Gold	Japan Mint	JAPAN	Yes	No
Gold	Jiangxi Copper Co., Ltd.	CHINA	Yes	No
Gold	Johnson Matthey Inc	UNITED STATES	No	No
Gold	Johnson Matthey Ltd	CANADA	No	No
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	No	No
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Yes	No
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Yes	No
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	No	No
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	No	No
Gold	Kazzinc Ltd	KAZAKHSTAN	Yes	No
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Yes	No
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Yes	No
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Yes	No
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Yes	No
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Yes	No
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	No	No
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	No	No
Gold	Lingbao Gold Co., Ltd.	CHINA	No	No
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	No	No
Gold	L'Orfebre S.A.	ANDORRA	Yes	No
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Yes	No
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	No	No
Gold	Marsam Metals	BRAZIL	Yes	No
Gold	Materion	UNITED STATES OF AMERICA	Yes	No
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Yes	No
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Yes	No
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	Yes	No
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Yes	No
Gold	Metalor Technologies S.A.	SWITZERLAND	Yes	No
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Yes	No
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	No	No
Gold	Mitsubishi Materials Corporation	JAPAN	Yes	No
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Yes	No
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Yes	No
Gold	Modeltech Sdn Bhd	MALAYSIA	No	No
Gold	Morris and Watson	NEW ZEALAND	No	No
Gold	Morris and Watson Gold Coast	AUSTRALIA	No	No
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Yes	No
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Yes	No
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Yes	No
Gold	NH Recytech Company	KOREA, REPUBLIC OF	No	No
Gold	Nihon Material Co. LTD	JAPAN	Yes	No

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Yes	No
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN	Yes	No
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Yes	No
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Yes	No
Gold	PAMP S.A.	SWITZERLAND	Yes	No
Gold	Pease & Curren	UNITED STATES OF AMERICA	No	No
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	No	No
Gold	Perth Mint	AUSTRALIA	No	No
Gold	Planta Recuperadora de Metales SpA	CHILE	Yes	No
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Yes	No
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Yes	No
Gold	PX Précinox S.A.	SWITZERLAND	Yes	No
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	No	No
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA	Yes	No
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	No	No
Gold	Remondis Argentia B.V.	NETHERLANDS	No	No
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	No	No
Gold	Royal Canadian Mint	CANADA	Yes	No
Gold	SAAMP	FRANCE	Yes	No
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	No	No
Gold	Safimet S.p.A	ITALY	Yes	No
Gold	SAFINA A.S.	CZECHIA	Yes	No
Gold	Sai Refinery	INDIA	No	No
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Yes	No
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	No	No
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Yes	No
Gold	Schone Edelmetaal B.V.	NETHERLANDS	No	No
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Yes	No
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA	No	No
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	No	No
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	No	No
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Yes	No
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Yes	No
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Yes	No
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA	No	No
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Yes	No
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Yes	No
Gold	Sovereign Metals	INDIA	No	No
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	No	No
Gold	Sudan Gold Refinery	SUDAN	No	No
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Yes	No
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Yes	No
Gold	SungEel HiTech	KOREA, REPUBLIC OF	No	No
Gold	T.C.A S.p.A	ITALY	Yes	No
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Yes	No
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Yes	No
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Yes	No

Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	No	No
Gold	Tony Goetz NV	BELGIUM	No	No
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Yes	No
Gold	Torecom	KOREA, REPUBLIC OF	Yes	No
Gold	Umicore Brasil Ltda	BRAZIL	Yes	No
Gold	Umicore Precious Metals Thailand	THAILAND	Yes	No
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Yes	No
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Yes	No
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	No	No
Gold	Valcambi S.A.	SWITZERLAND	Yes	No
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Yes	No
Gold	WIELAND Edelmetalle GmbH	GERMANY	Yes	No
Gold	Yamakin Co., Ltd.	JAPAN	Yes	No
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	No	No
Gold	Yokohama Metal Co Ltd	JAPAN	Yes	No
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	No	No
Gold	Zhongjin Gold Corporation Limited	CHINA	No	No
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Yes	No
Gold	Zijin Kuangye Refinery	CHINA	No	No
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Yes	No
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Yes	No
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	Yes	No
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Yes	No
Tantalum	Duoluoshan	CHINA	No	No
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Yes	No
Tantalum	F&X Electro-Materials Ltd.	CHINA	Yes	No
Tantalum	FIR Metals & Resource Ltd.	CHINA	Yes	No
Tantalum	Global Advanced Metals Aizu	JAPAN	Yes	No
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Yes	No
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Yes	No
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Yes	No
Tantalum	H.C. Starck Co., Ltd.	THAILAND	No	No
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Yes	No
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Yes	No
Tantalum	H.C. Starck Ltd.	JAPAN	No	No
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	No	No
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	No	No
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Yes	No
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Yes	No
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	No	No
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Yes	No
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	No	No
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Yes	No
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Yes	No
Tantalum	KEMET Blue Metals	MEXICO	Yes	No
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Yes	No
Tantalum	LSM Brasil S.A.	BRAZIL	Yes	No
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Yes	No

Tantalum	Mineracao Taboca S.A.	BRAZIL	Yes	No
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Yes	No
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Yes	No
Tantalum	NPM Silmet AS	ESTONIA	Yes	No
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	No	No
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Yes	No
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Yes	No
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	No	No
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Yes	No
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Yes	No
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Yes	No
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Yes	No
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Yes	No
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Yes	No
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	No	No
Tin	Alpha	UNITED STATES OF AMERICA	Yes	No
Tin	Alpha Metals Korea Ltd.	UNITED STATES OF AMERICA	No	No
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM	No	No
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Yes	No
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Yes	No
Tin	China Rare Metal Materials Company	CHINA	No	No
Tin	China Tin Group Co., Ltd.	CHINA	Yes	No
Tin	China Yunnan Tin Co Ltd.	CHINA	No	No
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	No	No
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	No	No
Tin	CV Ayi Jaya	INDONESIA	Yes	No
Tin	CV Dua Sekawan	INDONESIA	Yes	No
Tin	CV Gita Pesona	INDONESIA	Yes	No
Tin	CV Nurjanah	INDONESIA	No	No
Tin	CV Serumpun Sebalai	INDONESIA	No	No
Tin	CV Tiga Sekawan	INDONESIA	No	No
Tin	CV United Smelting	INDONESIA	Yes	No
Tin	CV Venus Inti Perkasa	INDONESIA	Yes	No
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	No	No
Tin	Dowa	JAPAN	Yes	No
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM	No	No
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Yes	No
Tin	Estanho de Rondonia S.A.	BRAZIL	No	No
Tin	Fenix Metals	POLAND	Yes	No
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Yes	No
Tin	Gejiu Jinye Mineral Company	CHINA	No	No
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Yes	No
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Yes	No
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Yes	No
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Yes	No

Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Yes	No
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Yes	No
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Yes	No
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	No	No
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Yes	No
Tin	Liuzhou China Tin	CHINA	No	No
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Yes	No
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Yes	No
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Yes	No
Tin	Melt Metais e Ligas S/A	BRAZIL	Yes	No
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Yes	No
Tin	Metallo Belgium N.V.	BELGIUM	Yes	No
Tin	Metallo Spain S.L.U.	SPAIN	Yes	No
Tin	Metallo-Chimique N.V.	BELGIUM	No	No
Tin	Mineracao Taboca S.A.	BRAZIL	Yes	No
Tin	Minsur	PERU	Yes	No
Tin	Mitsubishi Materials Corporation	JAPAN	Yes	No
Tin	Modeltech Sdn Bhd	MALAYSIA	No	No
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	No	No
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM	No	No
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Yes	No
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Yes	No
Tin	OMSA	BOLIVIA	No	No
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Yes	No
Tin	Pongpipat Company Limited	MYANMAR	No	No
Tin	Precious Minerals and Smelting Limited	INDIA	No	No
Tin	PT Aries Kencana Sejahtera	INDONESIA	Yes	No
Tin	PT Artha Cipta Langgeng	INDONESIA	Yes	No
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Yes	No
Tin	PT Babel Inti Perkasa	INDONESIA	Yes	No
Tin	PT Babel Surya Alam Lestari	INDONESIA	Yes	No
Tin	PT Bangka Prima Tin	INDONESIA	Yes	No
Tin	PT Bangka Serumpun	INDONESIA	Yes	No
Tin	PT Bangka Tin Industry	INDONESIA	Yes	No
Tin	PT Belitung Industri Sejahtera	INDONESIA	Yes	No
Tin	PT Bukit Timah	INDONESIA	Yes	No
Tin	PT DS Jaya Abadi	INDONESIA	Yes	No
Tin	PT Eunindo Usaha Mandiri	INDONESIA	No	No
Tin	PT Eunindo Usaha Mandiri	INDONESIA	No	No
Tin	PT Inti Stania Prima	INDONESIA	Yes	No
Tin	PT Karimun Mining	INDONESIA	No	No
Tin	PT Kijang Jaya Mandiri	INDONESIA	Yes	No
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Yes	No
Tin	PT Menara Cipta Mulia	INDONESIA	Yes	No
Tin	PT Mitra Stania Prima	INDONESIA	Yes	No
Tin	PT Panca Mega Persada	INDONESIA	Yes	No
Tin	PT Premium Tin Indonesia	INDONESIA	Yes	No
Tin	PT Prima Timah Utama	INDONESIA	Yes	No
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Yes	No
Tin	PT Rajehan Ariq	INDONESIA	Yes	No
Tin	PT Refined Bangka Tin	INDONESIA	Yes	No
Tin	PT Sariwiguna Binasentosa	INDONESIA	Yes	No
Tin	PT Slumber Jaya Indah	INDONESIA	No	No
Tin	PT Stanindo Inti Perkasa	INDONESIA	Yes	No
Tin	PT Sukses Inti Makmur	INDONESIA	Yes	No
Tin	PT Sumber Jaya Indah	INDONESIA	Yes	No
Tin	PT Tambang Timah	INDONESIA	No	No

Tin	PT Timah Tbk Kundur	INDONESIA	Yes	No
Tin	PT Timah Tbk Mentok	INDONESIA	Yes	No
Tin	PT Tinindo Inter Nusa	INDONESIA	Yes	No
Tin	PT Tirus Putra Mandiri	INDONESIA	Yes	No
Tin	PT Tommy Utama	INDONESIA	Yes	No
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Yes	No
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Yes	No
Tin	Soft Metais Ltda.	BRAZIL	Yes	No
Tin	Super Ligas	BRAZIL	No	No
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM	Yes	No
Tin	Thaisarco	THAILAND	Yes	No
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Yes	No
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	No	No
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Yes	No
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	Yes	No
Tin	Yunnan Tin Company Limited	CHINA	Yes	No
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Yes	No
Tungsten	A.L.M.T. Corp.	JAPAN	Yes	No
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	No	No
Tungsten	ACL Metais Eireli	BRAZIL	Yes	No
Tungsten	ALMT Corp	JAPAN	No	No
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM	Yes	No
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Yes	No
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	Yes	No
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	No	No
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Yes	No
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Yes	No
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Yes	No
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	No	No
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Yes	No
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	No	No
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	No	No
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Yes	No
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Yes	No
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Yes	No
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Yes	No
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Yes	No
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Yes	No
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Yes	No
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	No	No
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	No	No
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Yes	No
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Yes	No
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	No	No
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	No	Yes

Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Yes	No
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Yes	No
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Yes	No
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Yes	No
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIETNAM	Yes	No
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Yes	No
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Yes	No
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM	No	No
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Yes	No
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	No	No
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	Yes	No
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Yes	No
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM	No	No
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Yes	No
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Yes	No
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Yes	No
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Yes	No
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Yes	No
Tungsten	Zhuzhou Cement Carbide	CHINA	No	No